Principal Funds, Inc.
Supplement dated December 13, 2019
to the Statutory Prospectus dated March 1, 2019
(as previously supplemented)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR INTERNATIONAL EMERGING MARKETS FUND
In the Management section, under Investment Advisor and Portfolio Managers, add the following to the alphabetical list of portfolio managers:
Paul H. Blankenhagen (since 2019), Portfolio Manager